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                                                                    Exhibit 4.1

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      NUMBER                                                   SHARES
[                ]                                       [                ]

  COMMON STOCK                [LOGO TO COME]                COMMON STOCK



INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE
                                                  CUSIP B3402P 10 4

    THIS CERTIFIES THAT


    is the record holder of

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                       PAR VALUE OF $0.001 PER SHARE, OF

                             SOFTWARE.COM, INC.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

    /s/ Craig A. Shelburne     [CORPORATE SEAL        /s/ Frank Partner
                            OF SOFTWARE.COM, INC.]

         SECRETARY                                             CHAIRMAN


                               COUNTERSIGNED AND REGISTERED:
                                                 BANCBOSTON, N.A.
                                                    TRANSFER AGENT AND REGISTRAR
                               BY /s/
                                                            AUTHORIZED SIGNATURE

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     The Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and a statement of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Such requests shall be made to the Corporation's Secretary of the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common   UNIF GIFT MIN ACT-.........Custodian.........
 TEN ENT - as tenants by the                         (Cust)           (Minor)
           entireties                               under Uniform Gifts to
 JT TEN  - as joint tenants with                    Minors Act..................
           right of survivorship                                   (State)
           and not as tenants in  UNIF TRF MIN ACT- .....Custodian (until age..)
           common                                   (Cust)
                                                    ......under Uniform Transfer
                                                    (Minor)
                                                    to Minors Act...............
                                                                    (State)

    Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
        OF ASSIGNEE

_____________________________

_____________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated ____________________________


                                           X__________________________________

                                           X__________________________________
                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S) AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By_________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.